Exhibit 99.1

Investor Presentation Fourth Quarter 2014

Cautionary Statement Regarding Forward Looking Statements Statements included in this report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: (1) the outcome of any legal proceedings instituted against the Company; (2) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (3) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank's loan and securities portfolios, and the market value of the Company's equity; (4) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (5) risks associated with an anticipated increase in the Company's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities the Company desires to acquire are not available on terms acceptable to the Company; (6) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (7) transaction risk arising from problems with service or product delivery; (8) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (9) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, increased capital requirements (including, without limitation, the impact of the capital rules adopted to implement Basel III), Consumer Financial Protection Bureau rules and regulations, and potential changes in accounting principles relating to loan loss recognition; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) cybersecurity risk related to our dependence on internal computer systems and the technology of outside service providers, as well as the potential impacts of third-party security breaches, subjects the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (14) economic downturn risk potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (15) greater than expected noninterest expenses; (16) excessive loan losses; (17) failure to realize synergies and other financial benefits from, and to limit liabilities associates with, mergers and acquisitions, including, without limitation, the merger with First Financial Holdings, Inc. ("FFCH"), within the expected time frame; (18) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, with respect to FFCH, and including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (19) the risks of fluctuations in market prices for Company common stock that may or may not reflect economic condition or performance of the Company; (20) the payment of dividends on Company common stock is subject to regulatory supervision as well as the discretion of the board of directors of the Company, the Company's performance and other factors; and (21) other risks and uncertainties disclosed in the Company's most recent Annual Report on Form 10-K filed with the SEC or disclosed in documents filed or furnished by the Company with or to the SEC after the filing of such Annual report on Form 10-K, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward looking statements. The Company undertakes no obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Measures Statements included in this presentation include non-GAAP measures and should be read along with the accompanying tables to the earnings release which provide a reconciliation of non-GAAP measures to GAAP measures. Management believes that these non-GAAP measures provide additional useful information. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the company's results or financial condition as reported under GAAP. Forward Looking Statements and Non GAAP Measures

South State Corporation: SSB Assets - $7.8 Billion Largest Bank Holding Company Headquartered in South Carolina Loans - $5.7 Billion Deposits - $6.5 Billion GEORGIA Charlotte Wilmington Myrtle Beach Hilton Head Island Savannah Atlanta Florence Columbia Athens Gainesville Georgetown Charleston Greenville SOUTH CAROLINA

Five to One

Market Performance Since 2009 Pricing as of 1/27/15 See endnotes (1) (100.0%) (50.0%) 0.0% 50.0% 100.0% 150.0% 200.0% 12/31/09 6/30/10 12/31/10 6/30/11 12/31/11 6/30/12 12/31/12 6/30/13 12/31/13 6/30/14 12/31/14 SSB Total Return SSB KRX Carolina Peers Georgia Peers 119.5% 69.8% 140.5% 63.1%

How We Operate the Company

Record Operating Earnings $90.6 million $3.75 per diluted share Operating Return on Average Tangible Common Equity 16.6% Cash dividend increase of 11 % Organic Loan growth exceeded Acquired Loan run-off by $28 million Continued improvement of Asset Quality Successful integration of First Financial merger Re-Branded the company to South State Corporation 2014 Milestones

Record Operating Earnings $24.4 million $1.01 per diluted share Operating ROAA 1.23% Operating Return on Average Tangible Common Equity 16.85% Cash dividend of $0.23 per common share Net Income of $21.2 million, $0.88 per diluted share 4th Quarter Highlights

Organic Loan Growth of 19.7 % Linked quarter Net Loan Growth 3.7% Margin expanded to 4.72% Non Interest Income : $ 25.3 million Mortgage Banking $ 4.1 Wealth Management $ 4.5 Negative Accretion $ (4.2) 4th Quarter 2014 Highlights

Average Interest Earning Assets Assets 09/30/ 2014 12/31/2014 Net Change Short-Term Investments $ 392.4 $ 381.5 $ (10.9) Investment Securities 822.8 819.6 (3.2) Loans - Acquired 2,417.0 2,298.5 (118.5) Loans - Non-Acquired 3,246.0 3,382.8 136.8 Total Loans $ 5,663.0 $ 5,681.3 $ 18.3 Loans Held for Sale 52.3 46.6 (5.7) Total Interest Earning Assets $ 6,930.5 $ 6,929.0 $ (1.5) Quarterly Averages

SOUNDNESS

Credit Quality See endnotes (2)

Capital See endnotes (2) *12/31/2014 Estimates * * *

PROFITABILITY

Operating Earnings Per Share Savannah Bancorp Closing: December 13, 2012 Conversion: February 2013 First Financial Holdings Closing: July 26, 2013 Conversion: July 19, 2014 See endnotes (3)

Consistent Long-Term Earnings Power See endnotes (4) In Millions

Net Interest Margin See Endnotes (5)

Efficiency Ratio See Endnotes (6)

Common Stock Dividends See endnotes (7)

GROWTH

Loan Portfolio Mix In Millions $2,617 $2,841 $3,613 $5,687 $5,715 See endnotes (8)

Total Loans by Type Linked Quarter Organic Growth Comml Non Owner Occ: 19% Consumer Owner Occ: 48% Comml Owner Occ: 12% Comml & Industrial: 57% Consumer Non RE: 13%

Total Loans by Market Linked Quarter Organic Growth Coastal: 27% Charleston: 43% Charlotte: 13% Georgia: 38%

Core and Total Deposit Growth Core Deposit Growth Total Deposit Growth 25.1% 5-YR CAGR (2009 – 2014) 33.3% 5-YR CAGR (2009 – 2014) See endnotes (9) In Millions In Millions

Wealth Management Solid Foundation 850+ Relationships 19,000+ Retail Investment A/C 85+ Team members Trust and Investment Services conversion complete Focus Drive organic sales Leverage our banking partners Seek operational efficiencies Active risk mitigation See endnotes (10)

Mortgage Solid Foundation Mortgage Market Share - #4 in SC Retail Mortgage: 66 originators Wholesale Mortgage: Focus in SC, NC, GA & southeast VA markets Portfolio Servicing: $2.3 Billion Sell Direct: Capital Markets model and deal directly with agencies Focus Streamline mortgage channels into one operating system Platform conversion that is scalable and customer interfacing Ensure compliance with recent regulatory requirements

Supplemental

Index Supplemental Information Loan Portfolio Mix 29 Investment Portfolio30 Fee Income by Type.31 M&A/Asset Growth32 Market Demographics33 Analyst Recommendations44

Loan Portfolio Mix-4Q 2014 $199 $2,056 $5,723 In Millions

Bank Investment Portfolio Mix Bank Fixed Income Portfolio (AFS & HTM) Tax Equivalent Yield Weighted Average Life Modified Duration Total Carrying Value 2.65% 3.46 3.17 $ 813,384 See endnotes (11)

Revenue Diversification 2014 Fee Income (12) : $116.6 Million See endnotes (12)

M&A History and Asset Growth 2009 2010 2011 2012 $2.7 bn $3.6 bn $3.9 bn $5.1 bn 2013 $7.9 bn Community Bank & Trust $1.0 Bn Jan 29, 2010 Habersham Bank $360 MM Feb 18, 2011 BankMeridian, National Association $234 MM Jul 29, 2011 Peoples Bancorporation $546 MM Apr 24,2012 Savannah Bancorp, Inc $950 MM Dec 13,2012 First Financial Holdings, Inc. $3.2 Bn July 26, 2013

Market Share See endnotes (13)

South Carolina Market Share Columbia MSA 1 Wells Fargo 30.6 2 Bank of America 24.8 3 BB&T 13.3 4 First Citizens 10.0 8 South State Bank 2.3 Total $16.2 Billion 100 % Ranked # 1 Berkeley County Georgetown MSA 1 Wells Fargo 16.5 2 Toronto-Dominion Bank 14.8 3 South State Bank 14.3 4 BB&T 11.8 5 Bank of America 10.0 Total $1.2 Billion 100 % South Carolina 1 Wells Fargo 19.8 2 Bank of America 13.7 3 BB&T Corp. 10.4 4 First Citizens 9.4 5 South State Bank 6.9 Total $69.9 Billion 100 % Charleston MSA 1 Wells Fargo 23.0 2 South State Bank 15.2 3 Bank of America 13.8 4 First Citizens 6.7 5 Synovus Financial 6.1 Total $10.2 Billion 100 % See endnotes (13)

South Carolina Market Share Hilton Head MSA 1 Wells Fargo 18.2 2 South State Bank 16.5 3 Bank of America 10.2 4 CoastalSouth Bancshares 9.1 5 BB&T 7.4 Total $3.5 Billion 100 % Orangeburg MSA 1 South State Bank 38.6 2 First Citizens 25.3 3 Bank of America 10.6 4 FMB of S.C. Bancshares 8.8 5 BB&T Corp. 7.2 Total $900 Million 100 % Ranked # 1 Jasper County Greenville MSA 1 Wells Fargo 17.2 2 Bank of America 12.9 3 BB&T 11.7 4 Toronto-Dominion Bank 9.7 6 South State Bank 5.4 Total $13.8 Billion 100 % Walterboro City 1 Communitycorp 31.6 2 South State Bank 21.0 3 First Federal of SC FSB 17.0 4 Enterprise Bank of SC 15.0 5 Wells Fargo 8.0 Total $343.2 Million 100 % See endnotes (13)

Georgia Market Share Athens-Gainesville MSA 1 Wells Fargo 14.0 2 Synovus Financial Corp 12.0 3 SunTrust Banks 11.9 4 BB&T 10.4 15 South State Bank 1.6 Total $6.2 Billion 100 % Savannah MSA 1 SunTrust Banks 22.8 2 Wells Fargo 21.5 3 Bank of America 12.5 4 South State Bank 9.6 5 Ameris Bank 7.0 Total $5.7 Billion 100 % Cornelia MSA 1 South State Bank 43.3 2 United Community Banks 22.1 3 SBT Bancorp Inc. 11.4 4 Regions Financial 10.3 5 Certus Holdings Inc. 6.9 Total $767 Million 100 % Ranked # 1 Bryan County Northeast GA 1 Wells Fargo 14.3 2 Regions Bank 9.8 3 SunTrust Bank 9.0 4 United Community Bank 8.0 6 South State Bank 6.9 Total $11.0 Billion 100 % See endnotes (13,14)

North Carolina Market Share Wilmington MSA 1 Wells Fargo 22.3 2 BB&T 16.4 3 First Citizens BancShares 13.8 4 Live Oak Bancshares 9.6 9 South State Bank 3.2 Total $4.4 Billion 100 % Charlotte MSA 1 Bank of America 71.8 2 Wells Fargo 18.8 3 BB&T 2.8 4 Fifth Third 1.0 11 South State Bank 0.3 Total $201 Billion 100 % Ranked # 3 York County See endnotes (13)

Demographic Highlights See endnotes (15)

Select MSA Markets Market Rank Deposit Market Share (%) Projected Population Change 2014-2019 (%) Orangeburg, SC 1 38.6 (0.34) Charleston-North Charleston, SC 2 15.2 8.47 Hilton Head Island-Bluffton-Beaufort, SC 2 16.5 7.36 Savannah, GA 4 9.6 7.37 Greenville-Anderson-Mauldin, SC 6 5.4 4.93 Myrtle Beach-Conway-North Myrtle Beach, SC-NC 6 5.7 8.26 Columbia, SC 8 2.3 4.76 Wilmington, NC 8 3.2 6.48 Charlotte-Concord-Gastonia, NC-SC 10 0.3 6.25 Gainesville, GA 12 2.76 6.20 Athens-Clarke County, GA 17 0.55 4.59 See endnotes (16) All South State Bank MSA’s (Weighted Average) 5.95

Economic Highlights Clemson

Unemployment Data

South Carolina Real Estate Markets Number of Residential Homes, Condos & Villas Sold Median Price of Residential Homes (in Thousands) Average Days on the Market (DOM) Dec-13 YTD Dec-14 YTD % Change Dec-13 YTD Dec-14 YTD % Change Dec-13 YTD Dec-14 YTD % Change Beaufort 1,341 1,501 11.9% $176 $191 8.5% 188 177 -5.9% Charleston Trident 13,101 14,253 8.8 205 215 4.9 86 80 -7.0 Coastal Carolinas 9,943 10,403 4.6 146 155 6.2 165 161 -2.4 Greater Columbia 9,346 9,777 4.6 144 147 2.1 106 99 -6.6 Greater Greenville 9,484 10,244 8.0 154 160 3.8 89 82 -7.9 Greater Pee Dee 1,681 1,747 3.9 120 118 -1.6 113 107 -5.3 Western Upstate 3,418 3,752 9.8 134 137 2.2 110 111 0.9 Hilton Head Area 3,749 3,563 -5.0 252 258 2.3 117 113 -3.4 Piedmont Regional 2,854 2,910 2.0 145 150 3.4 141 134 -5.0 State Totals 47,281 50,994 7.9% $155 $160 3.3% 124 119 -4.0% See endnotes (17)

Median Household Income See endnotes (18)

Analyst Recommendations Analyst Fourth Quarter 2014 Recommendation Keefe, Bruyette & Woods OUTPERFORM Raymond James OUTPERFORM BB&T Capital Markets BUY Sterne Agee BUY SunTrust Robinson Humphrey BUY Wunderlich Securities BUY FIG Partners MARKET-PERFORM Sandler O’Neill HOLD

Investor Contacts 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.southstatebank.com Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer

Endnotes Source: SNL Financial. Pricing performance show from 12/31/09 -1/27/15.P eers include all major exchange traded banks headquartered in North or South Carolina with total assets between $500 million and $10.0 billion. Georgia peers include all major exchange traded banks headquartered in Georgia with total assets between $500 million and $10.0 billion; excludes merger targets.(1)Total return includes distribution of dividends. Source: SNL Financial and Company filings. SSB, KRX Median and Carolina Median as of 9/30/2014. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina’s includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. SSB credit quality ratios exclude acquired loans. Excludes Merger Expenses Excludes Merger & OREO / Loan-related expenses Income reduced by amortization of Indemnification Asset and average balance increased for the average loan Indemnification Asset balance Efficiency ratio = NIE / Net Int Inc + Non Int Inc less securities gain/(loss). Operating efficiency ratio (exc’l) = same as above except exc’l merger cost, OREO loan related cost, and branding cost from NIE Dividend paid for 155 consecutive quarters since 1976, Prior to 1976, dividends were paid semi-annually. 1Q 2015 dividend declared 1/22/2015, with a record date of 02/13/2015, and payable 2/20/2015. Acquired loans are net of purchase accounting adjustments. Totaldeposits decreased $ 94 million since Dec-13., Core Deposits increased $195.2. Core Deposits exclude all certificates of deposits. Relationships include our respective divisions: Trust Asset Management, Minis & Company, American Pensions Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include : FHLB stock, Corporate stocks held at BHC of banks, or investment in unconsolidated subsidiaries. Total Income= Net Interest Income + Noninterest Income (excluding negative accretion of indemnification asset and securities gains (losses). Fees generated from services provided by SSB. Source: SNL deposit data as of June 30, 2014 Note: NE Georgia Deposit Market Share includes the following counties: Barrow, Cherokee, Clarke, Habersham, Hall, Jackson, Rabun, Stephens, White. Source: SNL Financial, Demographic Data pulled on 01/27/2015 Source: SNL Financial Source: Rates from S.C. Realtors MLS Stats Source: SNL, Projected 2014